                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 March 31, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION




     CASE NAME:   FLORSHEIM GROUP INC.       CASE NO.       02 B 08209
                ------------------------              ----------------------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN:                               02/28/05           03/31/05
                                              --------------     --------------
Associated Bank                               $   215,128.97     $   212,950.74

BT Commercial Escrow                              144,008.24         144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II             850,117.98         852,802.49
                                              --------------     --------------
TOTAL                                         $ 1,209,255.19     $ 1,209,761.47
                                              ==============     ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - MARCH 31, 2005




                                                         SHAW GUSSIS
      DATE                                           PREFERENCE ACCT. II
      ----                                           -------------------
    03/01/05                                             $         -
    03/02/05                                                       -
    03/03/05                                                       -
    03/04/05                                                   10.00 1)
    03/05/05                                                       -
    03/06/05                                                       -
    03/07/05                                                       -
    03/08/05                                                       -
    03/09/05                                                       -
    03/10/05                                                9,500.00 2)
    03/11/05                                                       -
    03/12/05                                                       -
    03/13/05                                                       -
    03/14/05                                                       -
    03/15/05                                                       -
    03/16/05                                                       -
    03/17/05                                                       -
    03/18/05                                                       -
    03/19/05                                                       -
    03/20/05                                                       -
    03/21/05                                                       -
    03/22/05                                                       -
    03/23/05                                                       -
    03/24/05                                                6,250.00 2)
    03/25/05                                                       -
    03/26/05                                                       -
    03/27/05                                                       -
    03/28/05                                                       -
    03/29/05                                                       -
    03/30/05                                                       -
    03/31/05                                                       -
                                                --------------------
TOTAL RECEIPTS                                           $ 15,760.00
                                                ====================



       1) Correct 2/25/05 deposit - restitution payment.
       2) Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 28, 2005






    DATE      CHECK NUMBER           PAYMENTS             ASSOCIATED BANK
    ----      ------------           --------             ---------------
  03/04/05      1258           F. Terrence Blanchard       $     2,083.23
  03/25/05      1259           Ben Alvendia                        150.00


                                                           --------------
                               Total                       $     2,233.23
                                                           ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - MARCH 31, 2005


                                                                                    SHAW GUSSIS
      DATE          CHECK NUMBER      PAYMENTS                                 PREFERENCE ACCOUNT II
      ----          ------------      --------                                 ---------------------

    03/07/05            1147          F. Terrence Blanchard                        $       2,043.75
    03/10/05            1148          Shaw Gussis Fishman                                  6,851.84
    03/10/05            1149          Iron Mountain Records Management                       274.03
    03/24/05            1150          Leslie T Welsh Inc.                                  1,389.78
    03/24/05            1151          Bowne of Chicago                                       425.00
    03/24/05            1152          Kronish Lieb Weiner                                    849.80
    03/24/05            1154          Logan & Company                                      1,241.29

                                                                                 -------------------
                                                                                   $      13,075.49
                                                                                 ===================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 MARCH 31, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                                 POST-PETITION
                                                                                      LOAN
    DATE                             PAYMENTS               BORROWINGS              BALANCE
-------------                  -------------------      -------------------    -------------------
OPENING BALANCE                                                                   $  6,912,679.88
  03/01/05                       $              -         $              -           6,912,679.88
  03/02/05                                      -                        -           6,912,679.88
  03/03/05                                      -                        -           6,912,679.88
  03/04/05                                      -                        -           6,912,679.88
  03/05/05                                      -                        -           6,912,679.88
  03/06/05                                      -                        -           6,912,679.88
  03/07/05                                      -                        -           6,912,679.88
  03/08/05                                      -                        -           6,912,679.88
  03/09/05                                      -                        -           6,912,679.88
  03/10/05                                      -                        -           6,912,679.88
  03/11/05                                      -                        -           6,912,679.88
  03/12/05                                      -                        -           6,912,679.88
  03/13/05                                      -                        -           6,912,679.88
  03/14/05                                      -                        -           6,912,679.88
  03/15/05                                      -                        -           6,912,679.88
  03/16/05                                      -                        -           6,912,679.88
  03/17/05                                      -                        -           6,912,679.88
  03/18/05                                      -                        -           6,912,679.88
  03/19/05                                      -                        -           6,912,679.88
  03/20/05                                      -                        -           6,912,679.88
  03/21/05                                      -                        -           6,912,679.88
  03/22/05                                      -                        -           6,912,679.88
  03/23/05                                      -                        -           6,912,679.88
  03/24/05                                      -                        -           6,912,679.88
  03/25/05                                      -                        -           6,912,679.88
  03/26/05                                      -                        -           6,912,679.88
  03/27/05                                      -                        -           6,912,679.88
  03/28/05                                      -                        -           6,912,679.88
  03/29/05                                      -                        -           6,912,679.88
  03/30/05                                      -                        -           6,912,679.88
  03/31/05                                      -                        -           6,912,679.88
                            ----------------------    ---------------------
Total                            $              -         $              -
                            ======================    =====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



    CASE NAME:    FLORSHEIM GROUP INC.         CASE NO.        02 B 08209
               --------------------------              ------------------------


                          STATEMENT OF AGED RECEIVABLES

                                 MARCH 31, 2005

ACCOUNTS RECEIVABLE:

                    Beginning of Month Balance                 $   340,228
                                                              -------------

                    Add: Sales on Account                                -
                                                              -------------

                    Less: Collections                                    -
                                                              -------------

                    Adjustments                                          -
                                                              -------------

                    End of the Month Balance                   $   340,228
                                                              =============


           Note - All accounts receivable are fully reserved.

                    0-30                    31-60                     61-90                  OVER 90             END OF MONTH
                    DAYS                     DAYS                      DAYS                    DAYS                  TOTAL
           ----------------------   ----------------------    ---------------------    -------------------   -------------------
             $                -       $               -         $               -        $       340,228       $       340,228
           ======================   ======================    =====================    ===================   ===================



                     ACCOUNTS PAYABLE AGING - MARCH 31, 2005


                    0-30                     31-60                    61-90                  Over 90             End of Month
                    Days                      Days                     Days                    Days                  Total
           ----------------------   ----------------------    ---------------------    -------------------   -------------------

Wholesale     $           14,606      $             2,657        $         (24,999)      $      1,351,503      $      1,343,767

Retail                         -                        -                        -                 75,979                75,979

           ----------------------   ----------------------    ---------------------    -------------------   -------------------
Total         $           14,606      $             2,657        $         (24,999)      $      1,427,482      $      1,419,746
           ======================   ======================    =====================    ===================   ===================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:     FLORSHEIM GROUP INC.         CASE NO.       02 B 08209
                 --------------------------               ----------------------


                                TAX QUESTIONNAIRE

                         FOR MONTH ENDED MARCH 31, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                   1. Federal Income Taxes                Yes (x)       No (  )
                   2. FICA withholdings                   Yes (x)       No (  )
                   3. Employee's withholdings             Yes (x)       No (  )
                   4. Employer's FICA                     Yes (x)       No (  )
                   5. Federal Unemployment Taxes          Yes (x)       No (  )
                   6. State Income Taxes                  Yes (x)       No (  )
                   7. State Employee withholdings         Yes (x)       No (  )
                   8. All other state taxes               Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)


                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.

DATED:   April 12, 2005